                                                                    EXHIBIT 10.2

UNION BANK OF CALIFORNIA

                           COMMERCIAL PROMISSORY NOTE

Borrower Name:
TARGETTI USA LLC

Borrower Address:                    Office:                   Loan Number:
1513 E. ST. GERTRUDE PLACE           04402                     0001-00-0-001
SANTA ANA, CA  92705
                                     Maturity Date:            Amount:
                                     MARCH 1, 1999             $150,000.00
--------------------------------------------------------------------------------

DATE:
May 6, 1998                                                    $150,000.00


FOR VALUE RECEIVED, on March 1, 1999 the undersigned ("Debtor") promises to pay
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to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of ONE HUNDRED FIFTY THOUSAND AND NO/100 ____________________
                 -------------------------------------
Dollars ($150,000.00), or so much thereof as is disbursed, together with
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interest on the balance of such principal sum from time to time outstanding, at a per annum rate equal to the Reference Rate plus one and no/1000 percent
                                                  ---------------
(1.000%), such per annum rate to change as and when the Reference Rate shall
---------
change.

As used herein, the term "Reference Rate" shall mean the rate announced by Bank from time to time at its corporate headquarters as its "Reference Rate." The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

1.  Interest Payments.  Debtor shall pay interest MONTHLY.  Should interest
                                                  -------
not be so paid, it shall become a part of the principal and thereafter bear interest as herein provided.

At any time prior to the maturity of this note, the maker(s) may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note.

Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's South Orange County - BBC Office, or such other office as may
                  --------------------------
be designated by Bank, from time to time.

2. Late payments. If any installment payment required by the terms of this note shall remain unpaid ten days after due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. Interest Rate Following Default. In the event of default, at the option of Bank, and, to the extend permitted by law, interest shall be payable on the outstanding principal under this note at a par annum rate equal to five percent (5%) in excess of the interest rate specified in the initial paragraph of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4. Default and Acceleration of Time For Payment. Default shall include , but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or other entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor's creditors; (f) the appointment, or commencement of any proceedings for the appointment, of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note (j) the failure of any Obligor to comply with any order, judgment, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes, other than property taxes (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor,of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure.

Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

5. Additional Agreements of Debtor. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorney's fees, incurred by Bank in the collection of enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such a check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any endorser of this note, including their successors and assigns, hereby consents to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consents to service of process by any means authorized by California law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

TARGETTI USA LLC

TIVOLI INDUSTRIES, INC.

By: /s/ Terrence C. Walsh, CHAIRMAN/CEO

                               SECURITY AGREEMENT

This Agreement executed at SANTA ANA, CALIFORNIA, on MAY 6, 1998, by TARGETTI
                           ---------------------     -----------     --------
USA LLC (herein called "Debtor"). As security for the payment and performance of
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all of Debtor's obligations to Union Bank of California, N.A., (herein called
"Bank"), irrespective of the manner in which or the time at which such obligations arose or shall arise, and whether direct or indirect, alone or with others, absolute or contingent, Debtor does hereby grant a continuing security interest to Bank in all personal property (herein called "Collateral"), whether now or hereafter owned or in existence described as

A.  Motor Vehicles:

                                                          New or      Number of
Year     Trade Name     Body Type     Serial Number        Used       Cylinders
----     ----------     ---------     -------------       ------      ---------

B.  Other:

ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, FURNITURE, AND FIXTURES, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, ALL GUARANTEES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S PRESENT AND FUTURE BOOKS AND RECORDS RELATING THERETO (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION.

The Collateral described above will be maintained   at  1513 E. ST. GERTRUDE
PLACE, SANTA ANA, CA 92705 AND ANY OTHER LOCATION (S).

C. All personal property of any kind which is delivered to or in the possession or control of bank or its agents;

D. Proceeds of any of the above-described property. The grant of a security interest in proceeds does not imply the right of Debtor to sell or dispose of any Collateral described herein without the express consent in writing by Bank.

The maximum amount of indebtedness to be secured at any one time is unlimited
unless an amount is inserted     N/A
                             --------------------------------------------------
                            ($    N/A     ).
----------------------------
To be completed only if an accommodation)     N/A
                                         --------------------------------------

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is executing this Agreement as an Accommodation Debtor only and his liability is limited to the security interest created in Collateral described herein.  The
Debtor being accommodated is     N/A
                             ----------------------------------------------

---------------------------------------------------------------------------.

All terms and conditions on the reverse side hereof are incorporated herein as though set forth in full.


TARGETTI USA LLC

TIVOLI INDUSTRIES, INC.
By:  /s/ Terrence C. Walsh  CHAIRMAN/CEO

                                   AGREEMENT

1. The term credit is used throughout this Agreement in its broadest and most comprehensive sense. Credit may be granted at the request of any one Debtor without further authorization or notice to any other Debtor, including an Accommodation Debtor. Collateral shall be security for all obligations of Debtor to Bank in accordance with the terms and conditions herein.

2. Debtor will: (a) execute such Financing Statement and other documents and do such other acts and things, all as Bank may from time to time require, to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Bank; (b) pay promptly when due all indebtedness to Bank;
(c) furnish Bank such information concerning Debtor and Collateral as Bank may from time to time request, including but not limited to current financial statements; (d) keep Collateral separate and identifiable and at the location described herein and permit Bank and its representatives to inspect Collateral and/or records pertaining thereto from time to time during normal business hours; (e) not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than the Bank unless Bank consents thereto in writing and at Debtor's expense upon Bank's request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (f) pay all charges against Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Debtor's failure to do so Bank may pay any such charge as it deems necessary and add the amount paid to the indebtedness of Debtor hereunder; (g) reimburse Bank for any expenses including but not limited to reasonable attorneys' fees and legal expenses incurred by Bank in seeking to protect, collect or enforce any rights in Collateral; (h) when required, provide insurance in form and amounts and with companies acceptable to Bank and when required assign the policies or the rights thereunder to Bank; (i) maintain Collateral in good condition and not use Collateral for any unlawful purpose;
(j) at its own expense, upon request of Bank, notify any parties obligated to Debtor on any Collateral to make payment to Bank and Debtor hereby irrevocably grants Bank power of attorney to make said notifications and collections; (k) and does hereby authorize Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value or Bank's security interest therein, including transferring any Collateral into its own name and receiving the income thereon as additional security hereunder. Bank may not exercise any right under any corporate security which might constitute the exercise of control by Bank so as to make any such corporation an affiliate of Bank within the meaning of the banking laws until after default.

3.  The term default shall mean the occurrence of any of the following events:
(a) non-payment of any indebtedness when due or non-performance of any obligation when due, whether required hereunder or otherwise; (b) deterioration or impairment of the value of Collateral; (c) non-performance by Debtor under this Agreement, default by Debtor of any other agreements with Bank dealing with the extension of credit or with debt owing Bank or any misrepresentation of Debtor or its representative to Bank whether or not contained herein; (d) a change in the composition of any Debtor which is a business entity; or (e) belief by Bank in good faith that there exists, or the actual existence of, any deterioration or impairment in the ability of Debtor to meet its obligations to Bank.

4. Whenever a default exists, Bank, at its option may: (a) without notice accelerate the maturity of any part or all of the secured obligations and terminate any agreement for the granting of further credit to Debtor; (b) sell, lease or otherwise dispose of Collateral at public or private sale; unless Collateral is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Bank will give Debtor at least five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made;
(c) transfer any Collateral into its own name or that of its nominee; (d) retain Collateral in satisfaction of obligations secured hereby, with notice of such retention sent to Debtor as required by law; (e) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, chooses in action or the like to make payment to Bank and enforce collection of any Collateral herein; (f) require Debtor to assemble and deliver any Collateral to Bank at a reasonable convenient place designated by Bank; (g) apply all sums received or collected from or on account of Collateral including the proceeds of any sales thereof to the payment of the costs and expenses incurred in preserving and enforcing rights of Bank including but not limited to reasonable attorneys' fees, and indebtedness secured hereby in such order and manner as Bank in its sole discretion determines; Bank shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Bank and has furnished proof to Bank as requested in the manner provided by law; in like manner, Debtor, unless an Accommodation Debtor only, agrees to pay to Bank without demand any deficiency after any Collateral has been disposed of and proceeds applied as aforesaid; and (h) exercise its banker's lien or right of setoff in the same manner as though the credit were unsecured. Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of California in any jurisdiction where enforcement is sought, whether in California or elsewhere. All rights, powers and remedies of Bank hereunder shall be cumulative and not alternative. No delay on the part of Bank in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Bank of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

5. Debtor waives: (a) all right to require Bank to proceed against any other person including any other Debtor hereunder or to apply any Collateral Bank may hold at any time or to pursue any other remedy; Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Debtor hereunder; (b) the defense of the Statute of Limitations in any action upon any obligations of Debtor secured hereby; (c) if he is an Accommodation Debtor, all rights under Uniform Commercial Code Section 9112; and (d) any right of subrogation and any right to participate in Collateral until all obligations hereby secured have been paid in full.

6. Debtor warrants: (a) that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto; (b) all information, including but not limited to financial statements furnished by Debtor to Bank heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) if Debtor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

7. The right of Bank to have recourse against Collateral shall not be affected in any way by the fact that the credit is secured by a mortgage, deed or trust or other lien upon real property.

8. Debtor may terminate this Agreement at any time upon written notice to Bank of such termination; provided however, that such termination shall not affect his obligations then outstanding, any extensions or renewals thereof, nor the security interest granted herein which shall continue until such obligations are satisfied in full. Such termination shall not affect the obligations of other Debtors if more than one executes this Agreement.

9. If more than one Debtor executes this Agreement, the obligations hereunder are joint and several. All words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require. Any married persons who sign this Agreement expressly agree that recourse may be had against his/her separate property for all of his/her obligations to Bank.

10. This Agreement shall inure to the benefit of and bind Bank, its successors and assigns and each of the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Bank of any part of the obligations secured hereby, Bank shall be fully discharged from all liability with respect to Collateral transferred therewith.

11. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extend of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.